Table of Contents

    USAA Family of Funds...................................1
    Message from the President.............................2
    Investment Review:
         USAA Texas Tax-Free Income Fund.................. 4
         USAA Texas Tax-Free Money Market Fund............10
      Financial Information:
         Independent Auditors' Report......................14
         Statements of Assets and Liabilities..............15
         Portfolios of Investments in Securities:
            USAA Texas Tax-Free Income Fund............... 17
            USAA Texas Tax-Free Money Market Fund......... 21
         Notes to Portfolios of Investments in Securities..24
         Statements of Operations..........................25
         Statements of Changes in Net Assets...............26
         Notes to Financial Statements.....................27



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Texas Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright) 1998, USAA. All rights reserved.



               USAA Family of Funds Summary


   Fund                                         Minimum
Type/Name                Volatility            Investment*


CAPITAL APPRECIATION
==============================================================
 Aggressive Growth        Very high              $3,000
 Emerging Markets(1)      Very high              $3,000
 USAA First Start Growth  Moderate to high       $3,000
 Gold(1)                  Very high              $3,000
 Growth                   Moderate to high       $3,000
 Growth & Income          Moderate               $3,000
 International(1)         Moderate to high       $3,000
 S&P 500 Index(2)         Moderate               $3,000
 Science & Technology(5)  Very high              $3,000
 World Growth(1)          Moderate to high       $3,000


ASSET ALLOCATION
=============================================================
 Balanced Strategy(1)     Moderate               $3,000
 Cornerstone Strategy(1)  Moderate               $3,000
 Growth and Tax
  Strategy(3)             Moderate               $3,000
 Growth Strategy(1)       Moderate to high       $3,000
 Income Strategy          Low to moderate        $3,000


INCOME - TAXABLE
=============================================================
 GNMA                     Low to moderate        $3,000
 Income                   Moderate               $3,000
 Income Stock             Moderate               $3,000
 Short-Term Bond          Low                    $3,000


INCOME - TAX EXEMPT
=============================================================
 Long-Term(3)             Moderate               $3,000
 Intermediate-Term(3)     Low to moderate        $3,000
 Short-Term(3)            Low                    $3,000
 State Bond Income(3)**   Moderate               $3,000


MONEY MARKET
=============================================================
 Money Market(4)          Very low               $3,000
 Tax Exempt
   Money Market(3),(4)    Very low               $3,000
 Treasury Money
  Market Trust(4)         Very low               $3,000
 State Money
  Market(3),(4)**         Very low               $3,000
=============================================================





(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.




For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.





MESSAGE FROM THE PRESIDENT


   In the last few years I have  turned my  attention more and more to the
   subject  of  tax-efficient  investing.   Though a  few fund  companies
   are beginning to write about this subject, it remains off the beaten track of mutual fund investing. But I believe it is of great importance.


[PHOTOGRAPH OF PRESIDENT: MICHAEL J.C. ROTH, CFA APPEARS HERE]


Just recently a close friend whom I have advised for years asked me, "Will my tax bracket be lower when I retire?" I told him, "No. I will not permit that." I believe that much financial planning makes an invalid assumption that a retiree's tax bracket will fall substantially when retirement comes. But it is quite possible for a person whose income is in a high tax bracket to build an estate that will sustain that bracket upon retirement. If that occurs, tax-efficient investing can be very important.

For a mutual fund investor that means maximizing potential tax-exempt income and long-term capital gains. Unfortunately all of the distributions from IRAs, 401(k)s, and variable annuities will be taxed as ordinary income. But a non-sheltered portfolio of index funds or efficiently run equity portfolios can be harvested principally as long-term capital gains at a 20% tax rate. And an accompanying investment in tax-exempt funds may provide the fixed-income buffer to stock market risk along with the potential for significant tax-exempt returns. Such a non-sheltered portfolio may be a valuable addition to an individual's investment plan and may provide valuable assistance while you live through your retirement.

Much of the attention of financial planners is concentrated on preparing for retirement. You must not overlook the fact that you have a good possibility of enjoying decades of reward for your good planning after you retire.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.








                             Investment Review


USAA TEXAS TAX-FREE INCOME FUND

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income taxes.



TYPES OF INVESTMENTS: Invests primarily in investment grade Texas tax-exempt securities.

_____________________________________________________________________________
                                          3/31/97                3/31/98
  Net Assets                             $11.2 Million         $21.1 Million
  Net Asset Value Per Share                 $10.38                $11.10
=============================================================================
AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 3/31/98
 1 Year        Since Inception on 8/1/94                    30-Day SEC Yield
 13.71%                    9.76%                                 4.70%
_____________________________________________________________________________
* Calculated as prescribed by the Securities and Exchange Commission.


Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



-----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
-----------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of the Texas Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index and the Lipper Texas Municipal Debt Funds Average. The data points from the graph are as follows:

USAA Texas-Tax Free Income Fund

 Year                   Amount
-------                 ------
08/01/94               $10,000
08/31/94               $10,036
12/31/94               $ 9,679
06/30/95               $10,840
12/31/95               $11,830
06/30/96               $11,730
12/31/96               $12,452
06/30/97               $12,946
12/31/97               $13,910
03/31/98               $14,087


Lehman Brothers Municipal Bond Index

  Year                  Amount
--------                ------
08/01/94                $  0.00
08/31/94                $10,035
12/31/94                $ 9,746
06/30/95                $10,686
12/31/95                $11,447
06/30/96                $11,396
12/31/96                $11,954
06/30/97                $12,336
12/31/97                $13,053
03/31/98                $13,203



Lipper Texas Municipal Debt Funds Average

  Year                    Amount
-------                   ------
08/01/94                 $10,000
08/31/94                 $10,021
12/31/94                 $ 9,712
06/30/95                 $10,624
12/31/95                 $11,420
06/30/96                 $11,283
12/31/96                 $11,820
06/30/97                 $12,174
12/31/97                 $12,873
03/31/98                 $13,005

Data Since Inception on 8/1/94 through 3/31/98




The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Texas Municipal Debt Funds Average is the average performance level of all Texas Municipal Debt Funds, as computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.





                  Message from the Manager


[Photo of Portfolio Manager, Robert R. Pariseau, CFA, appears here.]


THE ECONOMY

The U.S. economy continues its 8th year of expansion with remarkably few signs of inflation. The yield on the 30-year U.S. Treasury Bond (the "Long Bond") fell to a decade low of 5.69% on January 12, 1998. Nevertheless, bond investors now seem less confident that the weakness in Asia, higher productivity, El Nino, a relatively tight monetary policy and other factors will suppress inflationary pressures. Concerns over the robust U.S. economy have been a recurrent theme for many months now. Currently, investors seem to lack a consensus regarding the direction of the next interest rate adjustment by the Federal Open Market Committee (FOMC, or "the Fed"). Personally, I'm more confident that economic conditions are more akin to the stable prices and real growth experienced in the 1950s than the high inflation of the 1970s.

YOUR DIVIDEND YIELD
As interest rates have fallen, our sales force has received inquiries from investors asking whether high coupon(1) bonds will be called away from various USAA tax-exempt funds. These investors are obviously concerned that their fund's yield will drop dramatically. The majority of municipal bonds permit issuers to "call," or redeem, a bond many years before the stated maturity. Typically, municipal bonds may not be called until after ten years from the date of issue. An issuer would call, or refinance, a bond for the same primary reason that a homeowner would refinance a mortgage -- when interest rates drop sufficiently to more than offset the cost of refinancing.

Let me assure you that I am very conscious of call features. I continually evaluate the relative market value of various bond coupons and their respective call dates. For high coupon bonds, I typically hold them as long as possible. If I sold a higher coupon bond at a large premium (i.e. market value exceeds face value), the Fund would lose the tax-exempt income stream prematurely. In addition, the transaction may trigger a federal capital gain tax for our investors. I consciously manage the Fund to minimize capital gain distributions. When high coupon bonds are eventually called, typically the impact on the Fund's distribution yield is quite muted, maybe a few basis points (a basis point is
 .01%) for even a very large position of the Fund's highest yielding bond.


(1) A bond's coupon is the fixed amount of interest that is paid annually stated as a percentage of face value, normally $1000. For example, a 6.5% coupon pays $65 (6.5% times $1000 = $65) normally in two semiannual payments of $32.50 for the life of the bond.



PORTFOLIO STRATEGY
I focus primarily on generating maximum tax-exempt income that potentially should produce the best after-tax total return over a 3-5 year investment horizon. I do not buy exotic derivatives, nor do I hedge the portfolio with futures contracts. I have no intention of purchasing municipal bonds that are subject to the federal alternative minimum tax (AMT) for individuals. In fact, since inception, the USAA Texas Tax-Free Income Fund has never distributed income that was subject to the AMT. Of course, I would certainly advise our shareholders if there were a change in the Federal Tax Code that compels me to reconsider my position on the AMT. I remain cautious about investing in municipal lease obligations.


THE MUNICIPAL MARKET
Interest rates have fallen almost the entire fiscal year. The yield on the 30-year U.S. Treasury Bond (the "Long Bond") began the fiscal year at 7.10% and ended the period at 5.93%. The tone of the municipal bond market is similar to what I described last September in the Semiannual Report. In general, the municipal market does not reward an investor for buying bonds much beyond 20 years in maturity, although on occasion I have found some interesting values. And similar to last fall, I have been buying fewer BBB and A-rated bonds compared to the past, because of their low yields relative to higher rated bonds.

YOUR FUND'S PERFORMANCE: #1 IN THE HEART OF TEXAS
I'm very pleased to say that Morningstar recently awarded the Fund "Five Stars" for the overall and 3-year ratings as of March 31, 1998, overall and among 1,525 funds, in the municipal bond fund category.(2) In addition, the Fund earned Lipper Analytical Services' Inc. Performance Achievement Certificate for ranking #1 out of 20 in Lipper's Texas Municipal Debt Fund category for the 1-year period ended 12/31/97.(3) Average annual total returns for the 1-year period ended 12/31/97 and the 8/1/94 to 12/31/97 period were 11.71% and 10.09%, respectively. The Fund has ranked #1 in that category for three consecutive calendar years - 1995, 1996, and 1997.

Past performance is no guarantee of future results.

(2) Morningstar proprietary ratings reflect historical risk-adjusted performance through March 31, 1998. The ratings are subject to change monthly. Morningstar ratings are calculated from the Fund's 3-,5-, and 10-year average annual total returns, as applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a 3-year minimum performance requirement before a fund is rated. Overall rating is a weighted average of a fund's 3-,5-, and 10-year ratings, as applicable. The top ten percent of the funds in a rating category receive five stars, and the next 22.5% receive four stars.

(3) Refer to page 4 for the Lipper Average Definition.


---------------------------------------
COMPARISON - 12 MONTH DIVIDEND YIELD
---------------------------------------

A chart in the form of a bar graph appears here illustrating the comparison of the 12 month Dividend Yield of the USAA Texas Tax-Free Income Fund and the Lipper Texas Municipal Debt Funds Average from 3/31/96 through 3/31/98.


               USAA Texas Tax-Free                   Lipper Texas Municipal
                Income Fund Yield                       Debt Funds Average*

3/31/96               5.52%                                   5.02%
3/31/97               5.58%                                   4.98%
3/31/98               5.15%                                   4.68%





12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 3/31/96 to 3/31/98.



While past performance is no guarantee of future results, the Fund ranked #1 by Lipper among Texas Municipal Debt Funds for the past 12 months, ending March 31, 1998, with a total return(4) of 13.71% as compared to the average of 10.35% for the 20 funds in the category. For the same period and category, the Fund's dividend distribution yield(5) was 5.15% as compared to the Lipper Average of 4.68%. Your Fund's net asset value per share increased by $.72, or 6.9%, since March 31, 1997, adjusting for the $.0479 and $.0471 capital gains distributed on May 14, 1997, and December 30, 1997, respectively.




* Refer to Page 4 for the Lipper Average Definition.

(4) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions.

(5) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.



THE STATE OF TEXAS
A warm weather environment, favorable tax rates, and a young labor force have made the state attractive for relocating businesses. During this decade, Texas has added more jobs than any other state. The state's close ties to Mexico's markets enhance international trade. Texas remains the second most populous state, behind only California, having grown nearly twice as fast as the nation at large since 1990. Reflecting strong credit fundamentals, Texas maintain high bond ratings of Aa2, AA+, and AA from Moody's Investors Service, Standard & Poor's, and Fitch IBCA, respectively.

The Texas economy has diversified away from the resource based economy of the 1980s to a structure similar to the rest of the U.S. For example, in the first half of the 1990s, Texas gained more high tech jobs than any other state. Texas is now second only to California in total high technology employment. Making good on a promise, the legislature has passed a $200 million program to fund a school construction program that favors the poorest districts. In addition, the legislature is studying possible solutions for the growing water shortages in some regions. We will closely monitor these and other issues that might impact your Fund's holdings.

The table below compares the yield of the USAA Texas Tax-Free Income Fund with a taxable equivalent investment.

               To match the USAA Texas Tax-Free Income Fund's closing
                      30-Day SEC yield of 4.70% and:

______________________________________________________________________________

Assuming a Marginal Federal Tax Rate of:      28%     31%     36%      39.6%
------------------------------------------------------------------------------
A fully Taxable Investment must pay:        6.53%    6.81%   7.34%     7.78%
______________________________________________________________________________


This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.


                       ---------------------
                       PORTFOLIO RATINGS/MIX
                          MARCH 31, 1998
                       ---------------------

A pie chart is shown here depicting the Portfolio Mix as of March 31, 1998 of the USAA Texas Tax-Free Income Fund to be:
Cash Equivalent - 4%, A - 11%, AA - 13%, BBB - 37%, AAA - 35%

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service. Unrated securities that have been determined by USAA IMCO to be of equivalent investment quality to categories AAA and BBB account for .8% and 2.8%, respectively, of the Fund's investments.

Note:  Income may be subject to the federal alternative minimum tax.

See page 17 for a complete listing of the Portfolio of Investments in Securities.






Investment Review
USAA TEXAS TAX-FREE MONEY MARKET FUND

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality Texas tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.


____________________________________________________________________________
                                            3/31/97              3/31/98
  Net Assets                             $5.3 Million          $5.9 Million
  Net Asset Value Per Share                  $1.00                 $1.00
=============================================================================
AVERAGE ANNUAL TOTAL RETURNS AND 7-DAY SIMPLE YIELD AS OF 3/31/98
-----------------------------------------------------------------------------
      1 Year          Since Inception on 8/1/94            7-Day Simple Yield
       3.43%                    3.33%                          3.37%
_____________________________________________________________________________


Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.


                     ------------------------
                      7-DAY YIELD COMPARISON
                     ------------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-day yield of the USAA Texas Tax-Free Money Market Fund to the 7-Day Yield of the IBC Financial Data, Inc. State Specific SB & GP Money Funds from 3/97 through 3/98.


                          USAA Texas                   IBC Financial
                         Money Market                    Data, Inc.
                         ------------                  --------------
3/97                        2.98%                          2.7%
4/97                        3.96%                          3.48%
5/97                        3.58%                          3.24%
6/97                        3.77%                          3.27%
7/97                        3.4%                           3.02%
8/97                        3.15%                          2.79%
9/97                        3.7%                           3.25%
10/97                       3.37%                          3.03%
11/97                       3.79%                          3.2%
12/97                       3.67%                          3.27%
1/98                        3.16%                          2.82%
2/98                        2.99%                          2.66%
3/98                        3.34%*                         2.93%*



 Data represent the last Monday of each month.
 *Ending date 3/30/98


The graph tracks the Fund's 7-day simple yield against IBC Financial Data, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields.



Message from the Manager


[Photo of Portfolio Manager, John C. Bonnell, CFA, appears here.]


THE MARKET
How long can the economy continue to expand? How long can inflation stay low despite rising wages and falling unemployment? To what extent will Asian economic problems affect our economy? Who knows!

It certainly would be nice to have the foresight to answer the above questions, but even with the correct answers, one would not know whether to lock in one year rates or invest in shorter term securities. As mentioned in the last
semiannual  report,  the short-term   municipal   market  is  primarily  driven
by  supply  and  demand relationships.

The Federal Reserve (Fed) increased the federal funds rate (the rate banks charge one another for overnight loans) .25% in March 1997. The Fed has been on hold since then. For the last twelve months, one year treasury bill yields generally declined within a range of 6.07% to 5.08%, and ended March 1998 at 5.39%. During the same period, yields on municipal notes as measured by the Bond Buyer's One-Year Note Index,(1) ranged from 3.97% to 3.51%, and ended March 1998 at 3.64%. Supply and demand factors caused a spike up in yield at the end of the calendar year. Yields were low during the first three months of 1998 as the market experienced large cash inflows (which increased demand) during a period of little new supply. How long will this continue? Again, no one really knows. However certain seasonal factors and corporate buying habits are more predictable and should produce buying opportunities to lock in higher yields.

(1) Bond Buyer Index is the industry standard for yields of investment grade municipal bonds.

STRATEGY
Your Fund strives to meet its objective in any prevailing market environment. Rather than trying to predict future interest rates, we focus on buying the best relative value in the market at any given time. This reflects our longstanding commitment to credit research, and a judgment as to whether the Fund would be sufficiently compensated with additional yield to invest in longer term securities. Because of the lack of supply during the first three months of 1998 (and low yields on what was available), your Fund's average maturity is relatively short. This will provide the liquidity necessary to take advantage of higher yields during the coming months as opportunities arise.

PERFORMANCE
While past performance is no guarantee of future results, for the 12 months ending March 31, 1998, your Fund ranked 5 out of 156 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc.(2) with a compounded dividend yield of 3.43%. The average for the category over the same period was 3.04%.

TEXAS
The Texas economy continues to perform well, adding jobs and increasing the Gross State Product (GSP) at a steady pace. Employment growth of 2.73% in 1997 continues to outpace the national average of 2.20%, but at slower rates than in previous years. Output as measured by GSP increased 4.2% in 1997. The benefits of economic diversification are evident as Texas moved away from the resource-based economy of the 1980s to an economy with similar characteristics to the rest of the U.S. Unlike the 1980s, the Texas economy is still very strong despite the significant decline in oil prices over the last twelve months. A moderate climate, favorable tax rates, close proximity to Mexico, and an abundant labor force combine to make Texas attractive for businesses.

The state budget, with its reliance on the cyclically sensitive sales tax, has benefited from consistent economic growth. For the fiscal year ending 8/31/97, the state ended with a $2.7 billion positive cash balance in the General Revenue Fund (the state's main operating fund). Given the positive economic outlook for Texas and prudent fiscal management, we would expect the state to maintain a strong financial position. We continue to analyze each issue on a case by case basis and remain very selective when investing fund assets.


(2) IBC Financial Data, Inc. provides independent analysis of trends in the financial services and investing industries, with particular concentration on money market funds.





                    -----------------------------------
                     CUMULATIVE PERFORMANCE OF $10,000
                    -----------------------------------

A chart in the form of a line graph appears here, illustrating the cumulative performance of a $10,000 Investment in the Texas Tax-Free Money Market Fund. The data points from the graph are as follows:


8/1/94                              $10,000
8/94                                $10,021
12/94                               $10,122
06/95                               $10,306
12/95                               $10,483
6/96                                $10,651
12/96                               $10,824
06/97                               $11,003
12/97                               $11,195
3/31/98                             $11,280

Data since inception on 8/1/94 through 3/31/98



Past performance is no guarantee of future results and the value of your investment will vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax. For 7-day yield information, please refer to the Fund's Investment Review page.


An investment in this Fund is neither insured nor guaranteed by the U.S. Government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.


See page 21 for a complete listing of the Portfolio of Investments in Securities.








Independent Auditors' Report
The Shareholders and Board of Trustees

USAA STATE TAX-FREE TRUST:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments in securities, of the USAA Texas Tax-Free Income and USAA Texas Tax-Free Money Market Funds, portfolios of the USAA State Tax-Free Trust as of March 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights presented in note 7 to the financial statements for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Texas Tax-Free Income and USAA Texas Tax-Free Money Market Funds, portfolios of the USAA State Tax-Free Trust as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with generally accepted accounting principles.


KPMG PEAT MARWICK LLP


San Antonio, Texas
May 8, 1998



STATEMENTS OF ASSETS AND LIABILITIES
(IN THOUSANDS)

March 31, 1998



                                                                  USAA          USAA
                                                                  Texas    Texas Tax-Free
                                                                Tax-Free    Money Market
                                                              Income Fund      Fund
                                                              -----------  ------------
ASSETS
   Investments in securities, at market value
      (identified cost of $19,982 and $5,849, respectively)   $   21,218     $ 5,849
   Cash                                                                5          25
   Receivables:
      Capital shares sold                                            217           7
      Interest                                                       228          30
                                                                  ------       ------
         Total assets                                             21,668        5,911
                                                                  ------       ------


LIABILITIES
   Securities purchased                                              488          -
   Capital shares redeemed                                            31           12
   USAA Investment Management Company                                  3          -
   USAA Transfer Agency Company                                        1          -
   Accounts payable and accrued expenses                              13           10
   Dividends on capital shares                                        16            1
                                                                   ------     -------
         Total liabilities                                           552           23
                                                                  -------     -------
           Net assets applicable to capital shares outstanding $   21,116    $  5,888
                                                                   ======      ======


REPRESENTED BY:
   Paid-in capital                                             $  19,843     $  5,888
   Accumulated net realized gain on investments                       37          -
   Net unrealized appreciation of investments                      1,236          -
                                                                  ------     --------
           Net assets applicable to capital shares outstanding $  21,116     $  5,888
                                                                  ======      =======
   Capital shares outstanding, unlimited number of shares
      authorized, $.001 par value                                  1,902        5,888
                                                                  ======      =======
   Net asset value, redemption price, and offering
      price per share                                          $   11.10     $   1.00
                                                                  ======      ========

See accompanying notes to financial statements.







CATEGORIES & DEFINITIONS
PORTFOLIOS OF INVESTMENTS IN SECURITIES

March 31, 1998

Fixed-Rate Instruments - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer. If the securities are enhanced by a bond insurer, scheduled principal and interest payments are insured by:

         (1)      Municipal Bond Insurance Association.
         (2)      AMBAC Indemnity Corp.
         (3)      Financial Guaranty Insurance Co.
         (4)      Financial Security Assurance, Inc.
         (5)      American Capital Access.
         (6)      Texas Permanent School Fund.

The insurance does not guarantee the market value of the municipal bonds.



PORTFOLIO DESCRIPTION ABBREVIATIONS
COP       Certificate of Participation
CRE       Credit Enhanced
GO        General Obligation
IDA       Industrial Development
           Authority/Agency
IDC       Industrial Development
           Corporation
IDRB      Industrial Development
           Revenue Bond
ISD       Independent School District
MFH       Multi-Family Housing
PCRB      Pollution Control Revenue Bond
RB        Revenue Bond






USAA TEXAS TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES
(IN THOUSANDS)

March 31, 1998



Principal                                       Coupon      Final       Market
  Amount            Security                    Rate        Maturity     Value
--------            --------                    -----       --------    ------


                  FIXED RATE INSTRUMENTS (96.2%)
            Texas (91.0%)
$     200   Austin Community College District RB,
             Series 1995 (CRE) 1                6.10%      2/01/15     $    213
      500   Bexar County Health Facilities
             Development Corp. RB,
             Series 1997B (CRE) 1               5.25      11/15/31          498
      200   Bexar County Health Facilities
             Development Corp. Refunding RB,
             Series 1997A (CRE) 1               5.25      11/15/27          200
      250   Bexar Metropolitan Water District RB,
             Series 1995 (CRE) 1                5.88       5/01/22          266
      500   Brazos County Health Facilities RB,
             Series 1993B                       6.00       1/01/19          520
    1,000   Cedar Hill ISD GO,
             Series 1996 (CRE) 6, b             6.30       8/15/15          386
      150   Coastal Water Auth. Contract RB,
             Series 1995 (CRE) 4                5.95      12/15/25          159
      500   Denison Hospital Auth. RB,
             Series 1997 d                      6.13       8/15/27          528
      195   Department of Housing and
             Community Affairs RB, Series 1991A 6.95       7/01/23          210
      300   Guadalupe-Blanco River Auth. IDC RB,
             Series 1982A                       6.35       7/01/22          326
      300   Harlingen Higher Education Facilities
             Corp. RB, Series 1995 d            6.38       8/15/15          316
            Harris County Health Facilities RB,
      200    Series 1991A d                     6.75       2/15/21          220
      150    Series 1992 a                      7.13       6/01/15          170
      400   Harris County IDC RB,
             Series 1992 d                      6.95       2/01/22          435
      600   Harrison County Health Facilities
             Development Corp. RB,
             Series 1998 (CRE) 5                5.50       1/01/18          606
      100   Health Facilities Development Corp.
             RB, Series 1993B (CRE) 1           6.38       8/15/23          110
       75   Housing Agency Single-Family
             Mortgage RB, Series 1991A          7.15       9/01/12           80
            Houston Water and Sewer System RB,
      150    Series 1992B                       6.38      12/01/14          163
      350    Series 1997C (CRE) 3               5.25      12/01/22          351
      500   Lower Neches Valley Auth. IDC RB,
             Series 1997                        5.80       5/01/22          530
      400   Matagorda County Navigation District
             PCRB, Series 1993                  6.00       7/01/28          420
    1,500   Mesquite Health Facilities Development
             Corp. RB, Series 1996A             6.40       2/15/20        1,612
      500   Midland County Hospital District RB,
             Series 1997 (CRE) 2                5.38       6/01/16          507
    1,500   Montgomery County Refunding Bonds,
             Series 1997 (CRE) 1, b             5.60       3/01/16          582
            North Central Health Facilities
             Development Corp. RB,
      300    Series 1993 a                      5.90       6/01/21          327
      400    Series 1996                        6.30       2/15/15          429
      500    Series 1998 c                      5.38       2/15/25          491
            Northeast Hospital Auth. RB,
      400    Series 1993B a, d                  7.25       7/01/22          458
      700    Series 1997 (CRE) 4, d             5.63       5/15/22          728
      800   Nueces River Auth. PCRB,
             Series 1998                        5.60       1/01/27          822
      800   Orange County Navigation and
             Port District IDC RB,
             Series 1996 d                      6.38       2/01/17          877
            Pantego GO,
       60    Series 1994                        7.75       2/15/14           68
       65    Series 1994                        7.75       2/15/15           74
    1,400   Port of Corpus Christi IDC PCRB,
             Series 1997A                       5.45       4/01/27        1,406
      150   Sabine River Auth. PCRB,
             Series 1992 (CRE) 3                6.55      10/01/22          165
            San Antonio Electric and Gas RB,
       80    Series 1989 a                      6.50       2/01/12           83
      120    Series 1989                        6.50       2/01/12          124
      300    Series 1992                        5.00       2/01/17          295
      150   Tarrant County Health Facilities
             Development Corp. RB, Series 1994  6.00       9/01/24          164
            Turnpike Auth. Dallas North Tollway RB,
      150    Series 1994 (CRE) 3, a             6.75       1/01/15          174
      350    Series 1995 (CRE) 3                5.25       1/01/23          350
            Tyler Health Facilities Development
             Corp. Hospital RB,
      270    Series 1993B                       6.63      11/01/11          288
      135    Series 1993B                       6.75      11/01/25          145
      680    Series 1997A                       5.63       7/01/13          685
      200   Water Development Board GO,
             Series 1994                        7.00       8/01/20          227
    1,410   Waxahachie ISD GO,
             Series 1997 (CRE) 6, b             5.50       8/15/15          574
      265   Weimar ISD GO, Series 1997
             (CRE) 6, b                         5.60       8/15/16          102
            Wylie ISD GO,
    1,100    Series 1998 (CRE) 6, b             5.33       8/15/16          416
    1,500    Series 1998 (CRE) 6, b             5.45       8/15/25          341

            Puerto Rico (5.2%)
      600   Electric Power Auth. RB,
             Series 1995Z                       5.25       7/01/21          596
      475   Highway Auth. RB, Series Q          6.00       7/01/20          496
                                                                          -----
            Total fixed rate instruments
             (cost: $19,077)                                             20,313
                                                                         ------

                        VARIABLE RATE DEMAND NOTES (4.3%)
            Texas
      500   Nueces River Auth. PCRB,
             Series 1985 (CRE)                  3.90      12/01/99          500
      405   Port Arthur Navigation District IDC PCRB,
             Series 1985 (CRE)                  4.00       5/01/03          405
                                                                          -----
            Total variable rate demand notes (cost: $905)                   905
                                                                          -----
            Total investments (cost: $19,982)                           $21,218
                                                                       =========

                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------

            Hospitals                                 22.8%
            General Obligations                       13.1
            Nursing/Continuing   Care  Centers        12.0
            Escrowed  Bonds                            7.5
            Oil & Gas  - Refining/Manufacturing        6.7
            Electric/Gas    Utilities- Municipal       4.8
            Water/Sewer Utilities   -   Municipal      4.4
            Agricultural Products                      4.2
            Metals/Mining                              3.9
            Electric  Utilities                        2.8
            Oil -  International  Integrated           2.5
            Education                                  2.5
            Aluminum                                   2.4
            Special  Assessment/Tax/Fee                2.3
            Leasing                                    2.1
            Oil & Gas - Exploration & Production       1.9
            Toll Roads                                 1.7
            Chemicals                                  1.5
            Single-Family Housing                      1.4
                                                  ---------
            Total                                    100.5%
                                                  =========




USAA TEXAS TAX FREE MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES
(IN THOUSANDS)

MARCH 31, 1998




Principal                                            Coupon     Final
  Amount               Security                       Rate     Maturity      Value
--------             ----------                    --------    --------      ------


                       VARIABLE RATE DEMAND NOTES (86.7%)
            Texas
$     260   Amarillo Health Facilities Corp. RB,
             Series 1985 (CRE)                        3.85%     5/31/25     $  260
      270   Arlington IDC RB, Series 1985 (CRE)       3.95     10/01/20        270
      200   Austin Higher Education Auth. RB,
             Series 1995 (CRE)                        3.75      8/01/19        200
      200   Boatmen's St. Louis Grantor Trust COP,
             Series 1996A (CRE)                       3.90      6/30/01        200
      200   Comal County Health Facilities
             Development Corp. RB,
             Series 1997 (CRE)                        3.70      2/01/27        200
      100   Euless IDA RB, Series 1985 (CRE)          3.65     12/01/15        100
      225   Garland IDA PCRB                          3.80     12/01/05        225
      100   Guadalupe-Blanco River Auth. IDRB,
             Series 1993 (CRE)                        3.65      6/01/02        100
      200   Gulf Coast IDA RB, Series 1989 (CRE)      3.75     11/01/19        200
      260   Matagorda County Hospital District RB,
             Series 1988 (CRE)                        3.95      8/01/18        260
      100   Maverick County IDC RB,
             Series 1991 (CRE)                        3.75     12/01/01        100
      260   Metropolitan Higher Education Auth. RB,
             Series 1984 (CRE)                        4.25     12/01/04        260
      100   North Central Health Facilities
             Development Corp. RB,
             Series 1989 (CRE)                        3.75     12/01/98        100
      490   North Central IDA RB, Series 1983         3.85     10/01/13        490
      180   Nueces River Auth. PCRB,
             Series 1985 (CRE)                        3.90     12/01/99        180
      285   Port Arthur Navigation District IDC PCRB,
             Series 1985 (CRE)                        4.00      5/01/03        285
      200   Port Development Corp. RB,
             Series 1984 (CRE)                        3.90     12/01/04        200
      200   Sherman Higher Education
             Finance Corp. RB, Series 1997 (CRE)      3.75      1/01/18        200
            Tarrant County Housing Finance
             Corp. MFH RB,
      200    Series 1985 (CRE)                        3.75     12/01/25        200
      875    Series 1994 (CRE)                        3.90     11/01/07        875
      100   Trinity River IDA RB, Series 1994 (CRE)   3.78     11/01/14        100
      100   Victoria Health Facilities
             Development Corp. RB,
              Series 1997 (CRE)                       3.70      9/01/27        100
                                                                             -------
            Total variable rate demand notes (cost: $5,105)                  5,105
                                                                             -------

                         FIXED RATE INSTRUMENTS (12.6%)
            Texas
      185   Carrollton GO, Series 1997 (CRE) 1        5.80      8/15/98        186
      140   Dallas Waterworks and Sewer
             Systems RB, Series 1994                  8.20      4/01/98        140
      125   Galveston County Municipal Utility District
             Waterworks and Sewer System RB,
             Series 1997 (CRE) 2                      5.60      8/01/98        126
       65   Godley ISD Unlimited Tax Bonds,
             Series 1997 (CRE) 6                      6.00      8/15/98         66
       80   Hempstead Tax and Revenue Certificates
             of Obligation, Series 1994 (CRE) 1       7.00      6/01/98         80
       25   Jefferson County Drainage GO,
             Series 1989 (CRE) 2                      6.75      5/01/98         25
       45   McAllen ISD School Bonds,
             Series 1998 (CRE) 6                      6.25      2/15/99         46
       15   Socorro ISD GO,
             Series 1986 (CRE) 3                      7.55      9/01/98         15
       60   Woodlands Road Utility District GO,
             Series 1997 (CRE) 4                      4.80     10/01/98         60
                                                                            -------
            Total fixed rate instruments (cost: $744)                          744
                                                                            -------
            Total investments (cost: $5,849)                               $ 5,849
                                                                           ========




                          PORTFOLIO SUMMARY BY INDUSTRY
                          ------------------------------

            Multi-Family   Housing                    18.3%
            Manufacturing -  Diversified Industries   12.1
            Education                                 11.2
            General  Obligations                       8.1
            Hospitals                                  7.8
            Airport/Port                               6.8
            Water/Sewer Utilities -Municipal           6.2
            Healthcare  -  Miscellaneous               6.1
            Oil  &  Gas - Exploration & Production     4.8
            Publishing/Newspapers                      4.6
            Buildings                                  3.4
            Aluminum                                   3.1
            Building  Material  Group                  1.7
            Lodging/Hotel                              1.7
            Nursing/Continuing Care  Centers           1.7
            Retail - Specialty                         1.7
                                                  ---------
            Total                                     99.3%
                                                  ==========







NOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

March 31, 1998

GENERAL NOTES
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.



SPECIFIC NOTES
(a) Prerefunded to various dates prior to maturity at the call price.

(b) Zero Coupon security. Rate represents the effective yield at date of purchase. For the USAA Texas Tax-Free Income Fund these securities represent 11.4% of the Fund's net assets.

(c) At March 31, 1998, the cost of securities purchased on a delayed delivery basis for the USAA Texas Tax-Free Income Fund was $.5 million.

(d) At March 31, 1998, these securities were segregated to cover delayed delivery purchases.



See accompanying notes to financial statements.









STATEMENTS OF OPERATIONS
(IN THOUSANDS)
Year ended March 31, 1998


                                                          USAA            USAA
                                                          Texas      Texas Tax-Free
                                                        Tax-Free       Money Market
                                                       Income Fund        Fund
                                                       ------------   -----------

Net investment income:
   Interest income                                       $   885      $  213
                                                           -----        -----

   Expenses:
      Management fees                                         77          28
      Transfer agent's fees                                   15           7
      Custodian's fees                                        32          18
      Postage                                                  1           1
      Shareholder reporting fees                               2           1
      Trustees' fees                                           7           7
      Registration fees                                        3           -
      Professional fees                                       11          11
      Other                                                    3           2
                                                           ------       ----
         Total expenses before reimbursement                 151          75
      Expenses reimbursed                                    (74)        (48)
                                                           ------       -----
         Total expenses after reimbursement                   77          27
                                                           ------       -----
            Net investment income                            808         186
                                                           ------       -----
Net realized and unrealized gain on investments:
      Net realized gain                                      112         -
      Change in net unrealized appreciation/depreciation     959         -
                                                           ------       -----
            Net realized and unrealized gain               1,071         -
                                                           ------       -----
Increase in net assets resulting from operations         $ 1,879      $  186
                                                           ======       =====


See accompanying notes to financial statements.






STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Years ended March 31,


                                               USAA                 USAA
                                         Texas Tax-Free          Texas Tax-Free
                                          Income Funds         Money Market Fund
                                         -------------------------------------------
                                          1998      1997      1998      1997
                                         -------------------------------------------

From operations:
   Net investment income                $   808    $   535    $  186    $  162
   Net realized gain on investments         112         54       -         -
   Change in net unrealized appreciation/
      depreciation of investments           959         38       -         -
                                          -----       ----       ----     ----
      Increase in net assets resulting
         from operations                  1,879        627       186       162
                                          -----       ----       ---      ----
Distributions to shareholders from:
   Net investment income                   (808)     (535)      (186)     (162)
                                         -------      ----      ----      -----
   Net realized gains                      (129)     (160)       -        -
                                         -------     -----      ----      -----
From capital share transactions:
   Proceeds from shares sold              9,743      4,063    10,140     6,602
   Dividend reinvestments                   781        583       166        93
   Cost of shares redeemed               (1,556)    (1,425)   (9,698)   (6,110)
                                         ------     ------     -----     -----
      Increase in net assets from
         capital share transactions       8,968      3,221       608       585
                                         ------     ------     -----     -----
Net increase in net assets                9,910      3,153       608       585
Net assets:
   Beginning of period                   11,206      8,053     5,280     4,695
                                         ------      -----    ------     -----
   End of period                        $21,116    $11,206    $5,888    $5,280
                                        =======     ======     =====     =====
Change in shares outstanding:
   Shares sold                              894        390    10,140     6,602
   Shares issued for dividends reinvested    72         56       166        93
   Shares redeemed                         (144)      (137)   (9,698)   (6,110)
                                        --------     ------  --------    ------
      Increase in shares outstanding        822        309       608       585
                                        ========     ======   ======     ======

See accompanying notes to financial statements.








NOTES TO FINANCIAL STATEMENTS

March 31, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this annual report pertains only to the USAA Texas Tax-Free Income Fund and USAA Texas Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Texas investors with a high level of current interest income that is exempt from federal income taxes. The USAA Texas Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation - Investments in the USAA Texas Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the USAA Texas Tax-Free Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in Texas municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates
and  assumptions   that  may  affect  the  reported  amounts  in  the  financial statements.



(2) LINES OF CREDIT
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the year ended March 31, 1998.



(3) DISTRIBUTIONS
Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Funds completed their fiscal year on March 31, 1998. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividend distributions which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax exempt for federal income tax purposes. There were no long-term capital gain distributions for the year ended March 31, 1998.



(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales/maturities of securities for the year ended March 31, 1998 were as follows:

                     USAA Texas Tax-Free USAA Texas Tax-Free
                         Income Fund     Money Market Fund
                           ($000)              ($000)
                    -----------------------------------------
Purchases                 $16,934              $16,587
Sales/maturities          $ 8,533              $15,235

For the USAA Texas Tax-Free Income Fund, cost of purchases and proceeds from sales/maturities excludes short-term securities.

Gross unrealized appreciation and depreciation of investments at March 31, 1998 was as follows:
                        Appreciation        Depreciation       Net
                           ($000)              ($000)         (000)
                    -------------------------------------------------
USAA Texas Tax-Free
  Income Fund             $ 1,240              $   4          $1,236



(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50 million, .40% of that portion over $50 million but not over $100 million, and .30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets through August 1, 1999.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.



(6)  TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA TEXAS  TAX-FREE INCOME FUND


March 31, 1998



(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                                          Year Ended March 31,
                            ----------------------------------------------
                               1998        1997         1996      1995**
                            ----------------------------------------------
Net asset value at
   beginning of period        $ 10.38     $10.45     $ 10.21     $ 10.00
Net investment income             .57        .59         .58         .34
Net realized and
   unrealized gain                .82        .13         .36         .21
Distributions from net
   investment income             (.57)      (.59)       (.58)       (.34)
Distributions of realized
   capital gains                 (.10)      (.20)       (.12)       -
                               -------     -------    --------    -------
Net asset value at
   end of period              $ 11.10     $10.38     $ 10.45     $ 10.21
                               =======     =======    ========    =======
Total return (%) *              13.71       7.06        9.42        5.75
Net assets at end
   of period (000)            $21,116     $11,206    $ 8,053     $ 6,446
Ratio of expenses to
   average net assets (%)         .50        .50         .50         .50a
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)             .98       1.35        1.66        2.40a
Ratio of net investment
   income to average
   net assets (%)                5.27       5.63        5.51        5.56a
Portfolio turnover (%)          56.29      86.17       71.14       49.63


(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 * Assumes reinvestment of all dividend income and capital gain distributions during the period.
** Fund commenced operations August 1, 1994.




NOTES TO FINANCIAL STATEMENTS (CONTINUED)
USAA TEXAS TAX-FREE MONEY MARKET FUND

March 31, 1998



(7)  FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                          Year Ended March 31,
                              ------------------------------------------
                               1998        1997         1996      1995**
                              ------------------------------------------
Net asset value at
   beginning of period        $  1.00     $ 1.00     $  1.00     $  1.00
Net investment income             .03        .03         .03         .02
Distributions from net
   investment income             (.03)      (.03)       (.03)       (.02)
                                ------    -------      ------      ------
Net asset value at
   end of period              $  1.00     $ 1.00     $  1.00     $  1.00
                                ======    ========     =======     ======
Total return (%) *               3.43       3.22        3.49        2.09
Net assets at end
   of period (000)            $ 5,888     $5,280     $ 4,695     $ 3,881
Ratio of expenses to
   average net assets (%)         .50        .50         .50         .50a
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)            1.37       1.77        2.02        2.63a
Ratio of net investment
   income to average
   net assets (%)                3.38       3.17        3.42        3.18a



(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.

 * Assumes reinvestment of all dividend income distributions during the period. **Fund commenced operations August 1, 1994.




                                    Directors
                     Robert G. Davis, Chairman of the Board
           Michael J.C. Roth, President and Vice Chairman of the Board
                      John W. Saunders, Jr., Vice President
                               Barbara B. Dreeben
                             Howard L. Freeman, Jr.
                                 Robert L. Mason
                                Richard A. Zucker

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288


                                 Transfer Agent
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                                    Custodian
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                           Boston, Massachusetts 02105

                                  Legal Counsel
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

                              Independent Auditors
                              KPMG Peat Marwick LLP
                           112 East Pecan, Suite 2400
                            San Antonio, Texas 78205




                              Telephone Assistance
                          Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

                   For Additional Information On Mutual Funds
                    1-800-531-8181, (in San Antonio) 456-7211
                 For account servicing, exchanges or redemptions
                    1-800-531-8448, (in San Antonio) 456-7202

                        Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                    1-800-531-8066, (in San Antonio) 498-8066

                            Mutual Fund Touchline(Registered Trademark)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                    1-800-531-8777, (in San Antonio) 498-8777

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